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                                                                 Exhibit 10.20.3

                                December 8, 1998




BALLET LIMITED          EQUITY CSKA LIMITED      SOUTH BAY LIMITED
DENARY LIMITED          EQUITY CSKB LIMITED      NEW CSK EQUITY LIMITED
GLEAM LIMITED           AUTO EQUITY LIMITED      CHASE BANK (C.I.)
HIGHLANDS LIMITED       AUTO PARTS LIMITED             NOMINEES LIMITED
NOBLE LIMITED           AUTO INVESTMENTS         THE JAB TRUST
OUTRIGGER LIMITED             LIMITED            James G. Bazlen
QUILL LIMITED           CSK INVESTMENTS LIMITED  Maynard Jenkins
RADIAL LIMITED          CSK EQUITY LIMITED       CHILTERN TRUSTEES
SHORELINE LIMITED       CSK INTERNATIONAL              LIMITED (as trustee for
ZINNIA LIMITED                LIMITED                  the Carmel Trust)
INVESTCORP INVESTMENTS  EQUITY CSKC LIMITED      TRANSATLANTIC FINANCE
    EQUITY LIMITED      INVESTCORP CSK HOLDINGS        LTD.
                              L.P.



          Re: Stockholders' Agreement, dated October 30, 1996, by and among CSK Auto Corporation (the "Company") and the stockholders signatory thereto, as amended (the "Stockholders Agreement").

Ladies and Gentlemen:

         On November 13, 1998, the Company filed a Registration Statement on Form S-1 (the "Registration Statement") covering the public offering of up to 8,050,000 shares (including the underwriters' overallotment option) of the Company's common stock, par value $0.01 (the "Common Stock"). Capitalized terms used but not defined herein have the meanings given to them in the Stockholders Agreement.

         Each of you has certain registration rights with respect to shares of the capital stock of the Company. By signing this letter agreement, each of you waives (a) any requirement of notice under Sections 9.1 and 9.2 of the Stockholders Agreement with respect to the registration of shares of Common Stock contemplated by the Registration Statement or a Registration Statement filed under Rule 462(b) under the Securities Act of 1933, as amended, provided you are permitted to include in such Registration Statement a number shares of Common Stock which is not, without your written consent, materially different (other than to allow for the exercise of the underwriters' overallotment option or any other increase in the number of shares included in the offering which is pro rata among all stockholders other than Messrs. Jenkins and Bazlen and the JAB Trust) from the number of shares of Common Stock disclosed as being sold by you in the "Principal and Selling Stockholders" section of Amendment No. 1 to the Registration Statement, and (b) the right to select the managing underwriter with respect to such offering, provided such managing underwriter is Donaldson, Lufkin & Jenrette Securities Corporation.

         In order to commence the public offering process, one of you was required to "demand" a registration of shares to commence this process. By signing this letter agreement, the Investcorp
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Group acknowledges that one of its members has made such a demand in consideration of the agreement of the members of the Carmel Group as follows:

         The members of the Carmel Group shall not make more than three requests, in the aggregate, that the Company register Registrable Stock pursuant to Section 9.1(b) of the Stockholders Agreement (a "Demand Registration Request"), except with the written consent of a majority of the members of the Investcorp Group. A member of the Carmel Group shall exercise, or be deemed to have exercised, one of its four Demand Registration Requests the next time both the Investcorp Group and the Carmel Group participate in a registered offering of Registrable Stock through the exercise of a Demand Registration Request, after which the restriction contained in the immediately preceding sentence shall be of no further force or effect.

By signing this letter agreement, the members of the Carmel Group hereby acknowledge and memorialize such agreement.

         Finally, by signing this letter agreement, each of you acknowledges that you are participating in the offering pursuant to a demand registration right (in the case of members of the Investcorp Group) or a piggyback registration right (in the case of members of the Carmel Group), and that each of you is including in the offering the number of shares of common stock set forth opposite your respective name in Exhibit A hereto, subject to an increase as set forth in paragraph 2 above.

         Please sign in the space provided below to indicate your acceptance of the terms of this letter agreement. This letter agreement may be executed in counterpart, and shall be a binding agreement among each party signatory hereto.



                                   Sincerely,

                                   CSK AUTO CORPORATION

                                   By:      /s/ James G. Bazlen
                                   Name:    James J. Bazlen
                                   Title:   President and Chief Operating
                                            Officer

                                   CSK AUTO, INC.

                                   By:      /s/ James G. Bazlen
                                   Name:    James J. Bazlen
                                   Title:   President and Chief Operating
                                            Officer


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AGREED AND ACCEPTED:

BALLET LIMITED                                   Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative

DENARY LIMITED                                   Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative

GLEAM LIMITED                                    Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative

HIGHLANDS LIMITED                                Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative

NOBLE LIMITED                                    Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative

OUTRIGGER LIMITED                                Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative

QUILL LIMITED                                    Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative

RADIAL LIMITED                                   Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative


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SHORELINE LIMITED                                Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative

ZINNIA LIMITED                                   Executed on:  December 10, 1998

By:      /s/ H. Richard Lukens III
         Name: H. Richard Lukens III
         Title:  Authorized Representative

INVESTCORP INVESTMENTS EQUITY LIMITED            Executed on:  December 9, 1998

By:      Sydney J. Coleman
         Name: The Director Ltd.
         Title: Director

EQUITY CSKA LIMITED                              Executed on:  December 9, 1998

By:      Sydney J. Coleman
         Name: The Director Ltd.
         Title: Director

EQUITY CSKB LIMITED                              Executed on:  December 9, 1998

By:      Sydney J. Coleman
         Name: The Director Ltd.
         Title: Director

AUTO EQUITY LIMITED                              Executed on:  December 9, 1998

By:      /s/ Mark I. Rutkowski
         Name: Mark I. Rutkowski
         Title: Director

AUTO PARTS LIMITED                               Executed on:  December 9, 1998

By:      /s/ Michael Pilling
         Name: Michael Pilling
         Title:  Director

AUTO INVESTMENTS LIMITED                         Executed on:  December 9, 1998

By:      /s/ Ian A.N. Wight
         Name: Ian A.N. Wight
         Title: Director


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CSK INVESTMENTS LIMITED                          Executed on:  December 9, 1998

By:      /s/ Glen Wigney
         Name: Glen Wigney
         Title: Director

CSK EQUITY LIMITED                               Executed on:  December 9, 1998

By:      /s/ Avis B. Thompson
         Name: Avis B. Thompson
         Title:  Director

CSK INTERNATIONAL LIMITED                        Executed on:  December 9, 1998

By:      /s/ Christopher J. Bowring
         Name: Christopher J. Bowring
         Title: Director

EQUITY CSKC LIMITED                              Executed on:  December 9, 1998

By:      Sydney J. Coleman
         Name: The Director Ltd.
         Title: Director

INVESTCORP CSK HOLDINGS L.P.                     Executed on:  December 9, 1998

By:      Sydney J. Coleman
         Name: The Director Ltd., for Gila
               Limited
         Title: Director

SOUTH BAY LIMITED                                Executed on:  December 9, 1998

By:      /s/ Kenneth Shannahan
         Name: Martonmere Services Ltd.
         Title: Director

NEW CSK EQUITY LIMITED                           Executed on:  December 9, 1998

By:      /s/ William Walmsley
         Name: William Walmsley
         Title: Director


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     Chase Bank (C.I.) Nominees Limited is a party hereto as the registered holder of the legal title to 171,015 common stock shares of CSK Auto Corporation, as nominee for principals who, as the beneficial owners thereof, (the "Owners") act through the Program Executive for the Investcorp PIP scheme as their duly appointed Agent [Attorney], and to whose request and direction Chase Bank (C.I.) Nominees Limited acts in regard to the 171,015 common stock shares of CSK Auto Corporation. Accordingly, Chase Bank (C.I.) Nominees Limited is a party to this Agreement exclusively in its capacity as nominee and bare trustee for the Owners and so that references in this letter to the "undersigned" shall be construed so that no liability shall be incurred by Chase Bank (C.I.) Nominees Limited on its own account and each undertaking, covenant and agreement herein shall be that exclusively of the Owners and each of them acting through Chase Bank (C.I.) Nominees Limited .

TIMOTHY D. TRAFFORD


/s/ Timothy D. Trafford
-------------------------------------
(as agent for the Owners)



CHASE BANK (C.I.) NOMINEES LIMITED               Executed on:  December 11, 1998

By:      /s/ Ian N. Blackburn
         Name: Ian N. Blackburn
         Title: Director


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THE JAB TRUST                                    Executed on:  December 8, 1998

By:      /s/ James G. Bazlen
         Name:  James G. Bazlen
         Title:  Trustee

By:      /s/ Alice T. Bazlen
         Name:  Alice T. Bazlen
         Title:  Trustee

                                                 Executed on:  December 8, 1998

/s/ James G. Bazlen
James G. Bazlen

                                                 Executed on:  December 8, 1998

/s/ Maynard Jenkins
Maynard Jenkins

CHILTERN TRUSTEES LIMITED, in                    Executed on:  December 10, 1998
its capacity as trustee for
The Carmel Trust

By:      /s/ C. M. De Carteret
         Name: C. M. De Carteret
         Title: Director

TRANSATLANTIC FINANCE LTD.                       Executed on:  December 10, 1998

By:      /s/ James Lieb
         Name: James Lieb
         Title: Executive VP


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